SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 2, 2004
                                                          --------------



                          AMCAST INDUSTRIAL CORPORATION
             (Exact name of registrant as specified in its charter)



              Ohio                        1-9967                 31-0258080
------------------------------- --------------------------- --------------------
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
         Incorporation)                                      Identification No.)


7887 Washington Village Drive, Dayton, Ohio                       45459
-------------------------------------------              -----------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (937) 291-7000
                                                   -----------------------------


                                      Not Applicable
--------------------------------------------------------------------------------
                  (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On August 2, 2004, Amcast Industrial Corporation ("Amcast" or the "Company") completed the sale of most of the assets of its Flow Control segment to a U.S. subsidiary of the Dutch group Aalberts Industries N.V. (Amsterdam: AALB). The sale of the Flow Control assets includes the businesses of Elkhart Plumbing
(Elkhart,  Indiana and  Fayetteville,  Arkansas),  Elkhart  Industrial  (Geneva,
Indiana), and Amcast Industrial Ltd. (Burlington, Ontario). Elkhart Plumbing produces and markets a complete line of wrot copper fittings and markets brass pipe fittings for use in residential, commercial, and industrial construction. Elkhart Industrial fabricates custom copper and aluminum tubular parts and cast and fabricated metal products for sale to original equipment manufacturers in the transportation, construction, air conditioning and refrigeration industries. Amcast Industrial Ltd. is the Canadian marketing channel for the Flow Control segment's manufacturing units. The Company received $56.4 million for the assets sold, of which $53.8 million was used to reduce the Company's outstanding debt.

There is no material relationship between the Purchaser and the Company or any affiliate, director, officer, or associate of the Company.

A copy of the Purchase Agreement is Exhibit 2.1 to this Report.


Item 7. Financial Statements and Exhibits.

     (a) Inapplicable

     (b) Pro forma Condensed Consolidated Financial Information (Unaudited)

          1) Pro forma condensed consolidated balance sheet of the Company as of May 30, 2004

          2) Pro forma condensed statements of consolidated operations for the nine-month period ended May 30, 2004, and the fiscal year ended August 31, 2003.

          (c)  Exhibits. The following exhibits are filed with this report

              2 Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession.

               2.1 Asset Purchase Agreement, dated July 8, 2004, by and among Aalberts Industries U.S. Holding Corp., Elkhart Products Corporation, and Elkhart Products, Ltd. and Amcast Industrial Corporation, Elkhart Products Corporation, and Amcast Industrial Ltd. As permitted by Item 601(b)(2) of Regulation S-K, the schedules attached to the above Asset Purchase Agreement are not being filed herewith. Amcast Industrial Corporation agrees to furnish a copy of the schedules to the Commission upon request.

               2.2 Exhibits to Asset Purchase Agreement, dated July 8, 2004, by and among Aalberts Industries U.S. Holding Corp., Elkhart Products Corporation, and Elkhart Products, Ltd. and Amcast Industrial Corporation, Elkhart Products Corporation, and Amcast Industrial Ltd.

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Financial Information (Unaudited)

The following presents unaudited pro forma condensed financial information of the Company, as adjusted to give effect to the sale of most of the assets of its Flow Control segment (the "Divested Companies"). The financial information for Divested Companies has been derived from the financial statements of the Company. It is intended only for presentation of the Company's pro forma financial information. This data is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations of the Company or Divested Companies had the sale actually been consummated as of such dates. This information is not indicative of the future financial position or results of operations of the Company or Divested Companies.

This report on Form 8-K includes "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 which are subject to change based on various factors and uncertainties that may cause actual results to differ significantly from expectations. As such, all forward-looking statements should be analyzed with the understanding of their inherent uncertainty.

                          Amcast Industrial Corporation
           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                               As of May 30, 2004
                                ($ in thousands)

                                                            Amcast                    Amcast
                                                          Industrial    Divested    Industrial
                                                         Corporation   Companies   Corporation
                                                          Historical   Historical   Pro Forma
                                                         -----------  -----------  -----------
ASSETS

Current Assets
     Cash and cash equivalents                              $ 7,550          $ -      $ 7,550
     Accounts receivable                                     43,843       15,133       28,710
     Inventories                                             19,426        8,199       11,227
     Other current assets                                     5,548          521        5,027
                                                         -----------  -----------  -----------
Total current assets from continuing operations              76,367       23,853       52,514

Assets of discontinued operations                                 -            -       54,902

                                                         -----------  -----------  -----------
Total Current Assets                                         76,367       23,853      107,416

Property, Plant, and Equipment                              359,968       98,499      261,469
     Less accumulated depreciation                         (233,864)     (67,469)    (166,395)
                                                         -----------  -----------  -----------
Net Property, Plant, and Equipment                          126,104       31,030       95,074

Restricted Cash                                               6,000            -        6,000
Other Assets                                                 12,418           19        9,311

                                                         -----------  -----------  -----------
Total Assets                                              $ 220,889     $ 54,902    $ 217,801
                                                         ===========  ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Current portion of long-term debt                      $ 1,456          $ -      $ 1,456
     Accounts payable                                        26,557        6,442       20,115
     Accrued expenses                                        21,766        4,343       17,423
                                                         -----------  -----------  -----------
Total current liabilities of continuing operations           49,779       10,785       38,994

Liabilities of discontinued operations                            -            -       13,928

                                                         -----------  -----------  -----------
Total Current Liabilities                                    49,779       10,785       52,922

Long-Term Debt (less current portion)                       171,208            -      171,208
Deferred Liabilities                                         39,996        3,143       33,765
                                                         -----------  -----------  -----------
                                                            211,204        3,143      204,973
Shareholders' Equity
     Common stock                                             9,696            -        9,696
     Capital in excess of stated value                       72,933            -       72,933
     Accum other comprehensive gains (losses)              (34,195)           -      (34,195)
     Retained Earnings                                      (84,041)      40,974      (84,041)
     Treasury Stock                                          (4,487)           -       (4,487)
                                                         -----------  -----------  -----------
Total Shareholders' Equity                                  (40,094)      40,974      (40,094)

                                                         -----------  -----------  -----------
Total Liabilities and Shareholders' Equity                $ 220,889     $ 54,902    $ 217,801
                                                         ===========  ===========  ===========

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Statement Of Earnings (Unaudited)
                     For The Nine Months Ended May 30, 2004
                   ($ in thousands, except per share amounts)

                                                            Amcast                      Amcast
                                                          Industrial     Divested     Industrial
                                                         Corporation    Companies    Corporation
                                                          Historical    Historical    Pro Forma
                                                         ------------  ------------  ------------

Net sales                                                  $ 318,747      $ 88,742     $ 230,005

Cost of sales                                                280,447        72,687       207,760
                                                         ------------  ------------  ------------

Gross Profit                                                  38,300        16,055        22,245

Selling, general and administrative expenses                  25,468        10,280        15,188
                                                         ------------  ------------  ------------

Operating Income                                              12,832         5,775         7,057

Other (income) expense                                           (32)            1           (33)
Interest expense                                              11,240         2,987         8,253
                                                         ------------  ------------  ------------

Income (Loss) Before Income Taxes, Discontinued Operations,
  and Cumulative Effect of Accounting Change                   1,624         2,787        (1,163)

Income taxes (benefit)                                           (40)           20           (60)

                                                         ------------  ------------  ------------
Income (Loss) From Continuing Operations                     $ 1,664       $ 2,767      $ (1,103)
                                                         ============  ============  ============


Basic earnings (loss) per share - Continuing Operations                                  $ (0.12)
                                                                                     ============

Diluted earnings (loss) per share - Continuing Operations                                $ (0.12)
                                                                                     ============


Average number of shares outstanding- Basic                                                9,288
                                                                                     ============

Average number of shares outstanding- Diluted                                              9,291
                                                                                     ============

                          Amcast Industrial Corporation
       Pro Forma Condensed Consolidated Statement Of Earnings (Unaudited)
                       For The Year Ended August 31, 2003
                   ($ in thousands, except per share amounts)

                                                            Amcast                      Amcast
                                                          Industrial     Divested     Industrial
                                                         Corporation    Companies    Corporation
                                                          Historical    Historical    Pro Forma
                                                         ------------  ------------  ------------

Net sales                                                  $ 423,920      $ 96,241     $ 327,679

Cost of sales                                                373,329        77,157       296,172
                                                         ------------  ------------  ------------

Gross Profit                                                  50,591        19,084        31,507

Selling, general and administrative expenses                  37,320        14,765        22,555
                                                         ------------  ------------  ------------

Operating Income                                              13,271         4,319         8,952

Other (income) expense                                          (691)           20          (711)
Interest expense                                              15,142         3,997        11,145
                                                         ------------  ------------  ------------

Income (Loss) Before Income Taxes, Discontinued Operations,
  and Cumulative Effect of Accounting Change                  (1,180)          302        (1,482)

Income taxes (benefit)                                          (482)          180          (662)

                                                         ------------  ------------  ------------
Income (Loss) From Continuing Operations                      $ (698)        $ 122        $ (820)
                                                         ============  ============  ============


Basic earnings (loss) per share - Continuing Operations                                  $ (0.09)
                                                                                     ============

Diluted earnings (loss) per share - Continuing Operations                                $ (0.09)
                                                                                     ============


Average number of shares outstanding- Basic                                                8,948
                                                                                     ============

Average number of shares outstanding- Diluted                                              8,948
                                                                                     ============



   Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Variance of $3,088 between total assets of Amcast Industrial Corporation Historical and Amcast Industrial Corporation Pro Forma balance sheets is due to the Divested Companies share of long-term deferred taxes. The Divested Companies share of Amcast's long-term deferred taxes are recorded in deferred liabilities on the Divested Companies balance sheet, however this amount is part of a total deferred tax asset, recorded in other assets, on the Amcast Industrial Corporation Historical balance sheet.

                               S I G N A T U R E S

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 AMCAST INDUSTRIAL CORPORATION


Date:  August 13, 2004                           By: /s/ Francis J. Drew
       ---------------                           -----------------------------
                                                     Francis J. Drew
                                                     Vice President, Finance and
                                                     Chief Financial Officer